Exhibit 99.1

Five9 Reports Second Quarter 2015 Results
Revenue of $30.3 Million, Up 23% Year-Over-Year
Continues Significant Bottom Line Improvement
Raises 2015 Guidance
SAN RAMON, CALIF. - August 3, 2015 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software, today reported results for the second quarter ended June 30, 2015.
Second Quarter Highlights

•	Revenue increased 23% year-over-year to $30.3 million

•	Adjusted gross margin improved by over 700 basis points year-over-year

•	Adjusted EBITDA margin improved by over 2,000 basis points year-over-year
“We are very pleased to report results for the second quarter that once again exceeded our expectations across all metrics. Total revenue for the second quarter was $30.3 million, up 23% year-over-year. Our solid top line growth was complemented by a significant improvement in our EBITDA margin of over 2,000 basis points from a year ago. Bookings were another highlight as we set a new second quarter record. Given our strong results, we are increasing our revenue and bottom line guidance for 2015.”
- Mike Burkland, President and CEO, Five9
Second Quarter 2015 Financial Results

•	Total revenue for the second quarter of 2015 increased 23% to $30.3 million compared to $24.7 million for the second quarter of 2014.

•	Annual dollar-based retention rate for the period ended June 30, 2015 was 94%.

•	GAAP gross margin was 52.9% in the second quarter of 2015 compared to 45.4% for the same period in 2014.

•	Adjusted gross margin was 58.7% for the second quarter of 2015 compared to 51.5% for the same period in 2014.

•	Adjusted EBITDA for the second quarter of 2015 was a loss of $(2.3) million, or 7% of revenue, compared to a loss of $(6.9) million, or 28% of revenue, for the second quarter of 2014.

•	GAAP net loss for the second quarter of 2015 was $(7.4) million, or $(0.15) per share, compared to a GAAP net loss of $(8.7) million, or $(0.18) per share, for the second quarter of 2014.

•	Non-GAAP net loss for the second quarter of 2015 was $(5.1) million, or $(0.10) per share, compared to a non-GAAP net loss of $(9.5) million, or $(0.20) per share, for the second quarter of 2014.
A reconciliation of the non-GAAP financial measures to their related GAAP financial measures is set forth in the tables attached to this release.

Business Outlook

•	For the third quarter of 2015, Five9 expects to report:

◦	Revenue in the range of $30.0 to $31.0 million

◦	GAAP net loss in the range of $(8.2) to $(9.2) million or $(0.16) to $(0.18) per share

◦	Non-GAAP net loss in the range of $(6.1) to $(7.1) million or $(0.12) to $(0.14) per share

•	For the full year 2015, Five9 expects to report:

◦	Revenue in the range of $122.5 to $124.5 million, up from the guidance range of $120.0 to $124.0 million that was previously provided on May 12, 2015

◦
GAAP net loss of $(31.1) to $(33.1) million or $(0.62) to $(0.66) per share, improved from the guidance range of $(34.7) to $(37.7) million or $(0.69) to $(0.75) per share, that was previously provided on May 12, 2015

◦
Non-GAAP net loss in the range of $(21.5) to $(23.5) million or $(0.43) to $(0.47) per share, improved from the guidance range of $(24.4) to $(27.4) million or $(0.49) to $(0.54) per share, that was previously provided on May 12, 2015

Conference Call Details
Five9 will discuss its second quarter 2015 results today, August 3, 2015, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 7610795), please dial: 877-719-9810 or 719-325-4809. An audio replay of the call will be available through August 17, 2015 by dialing 888-203-1112 or 719-457-0820 and entering access code 7610795. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The company’s management uses these measures to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, and the third quarter 2015 and full year 2015 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients or could experience a reduction in seats or revenues from existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) the markets in which we participate are highly competitive and we may be unable to compete effectively; (v) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vi) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (vii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (viii) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (ix) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (x) we may be unable to achieve or sustain profitability; (xi) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.
About Five9
Five9 is a leading provider of cloud contact center software, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, delivering software to help organizations of every size transition from premise-based software to the cloud. With its extensive expertise, technology, and ecosystem of partners, Five9 delivers secure, reliable, scalable cloud contact center software to help businesses create exceptional customer experiences, increase agent productivity and deliver tangible results. For more information visit www.five9.com.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$65,333	$58,289
Short-term investments	—	20,000
Accounts receivable, net	8,250	8,335
Prepaid expenses and other current assets	4,228	1,960
Total current assets	77,811	88,584
Property and equipment, net	11,964	12,571
Intangible assets, net	2,297	2,553
Goodwill	11,798	11,798
Other assets	709	1,428
Total assets	$104,579	$116,934

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,766	$4,179
Accrued and other current liabilities	8,718	7,318
Accrued federal fees	5,658	7,215
Sales tax liability	863	297
Notes payable	5,081	3,146
Capital leases	4,365	4,849
Deferred revenue	5,525	5,346
Total current liabilities	32,976	32,350
Revolving line of credit	12,500	12,500
Sales tax liability — less current portion	2,063	2,582
Notes payable — less current portion	21,117	22,778
Capital leases — less current portion	4,676	4,423
Other long-term liabilities	672	548
Total liabilities	74,004	75,181
Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	175,379	170,286
Accumulated deficit	(144,854)	(128,582)
Total stockholders’ equity	30,575	41,753
Total liabilities and stockholders’ equity	$104,579	$116,934

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenue	$30,274	$24,685	$60,548	$48,959
Cost of revenue	14,270	13,469	29,048	26,617
Gross profit	16,004	11,216	31,500	22,342
Operating expenses:
Research and development	5,568	5,554	11,606	10,779
Sales and marketing	10,594	9,674	20,525	18,696
General and administrative	6,027	3,515	13,302	9,686
Total operating expenses	22,189	18,743	45,433	39,161
Loss from operations	(6,185)	(7,527)	(13,933)	(16,819)
Other income (expense), net:
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	1,745
Interest expense	(1,155)	(1,092)	(2,294)	(1,870)
Interest income and other	(49)	(28)	(47)	4
Total other income (expense), net	(1,204)	(1,120)	(2,341)	(121)
Loss before provision for (benefit from) income taxes	(7,389)	(8,647)	(16,274)	(16,940)
Provision for (benefit from) income taxes	(20)	12	(2)	39
Net loss	$(7,369)	$(8,659)	$(16,272)	$(16,979)
Net loss per share:
Basic and diluted	$(0.15)	$(0.18)	$(0.33)	$(0.64)
Shares used in computing net loss per share:
Basic and diluted	49,980	46,898	49,708	26,367

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended
	June 30, 2015	June 30, 2014
Cash flows from operating activities:
Net loss	$(16,272)	$(16,979)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,685	3,291
Provision for doubtful accounts	134	39
Stock-based compensation	4,065	2,919
Loss on the disposal of property and equipment	9	—
Non-cash interest expense	171	129
Changes in fair value of convertible preferred and common stock warrant liabilities	—	(1,745)
Others	(1)	(2)
Changes in operating assets and liabilities:
Accounts receivable	(57)	(126)
Prepaid expenses and other current assets	(2,268)	(1,070)
Other assets	(87)	(55)
Accounts payable	(1,394)	(508)
Accrued and other current liabilities	2,035	1,985
Accrued federal fees and sales tax liability	165	(2,808)
Deferred revenue	163	634
Other liabilities	(58)	(102)
Net cash used in operating activities	(9,710)	(14,398)
Cash flows from investing activities:
Purchases of property and equipment	(414)	(336)
Decrease (increase) in restricted cash	806	(25)
Purchase of short-term investments	(20,000)	(29,993)
Proceeds from maturity of short-term investments	40,000	—
Net cash provided by (used in) investing activities	20,392	(30,354)
Cash flows from financing activities:
Net proceeds from initial public offering, net of payments for offering costs	—	71,459
Proceeds from exercise of common stock options and warrants	349	705
Proceeds from sale of common stock under ESPP	680	—
Proceeds from notes payable	—	19,561
Repayments of notes payable	(1,572)	(519)
Payments of capital leases	(3,095)	(2,625)
Net cash provided by (used in) financing activities	(3,638)	88,581
Net increase in cash and cash equivalents	7,044	43,829
Cash and cash equivalents:
Beginning of period	58,289	17,748
End of period	$65,333	$61,577

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(Unaudited, in thousands, except percentages)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

GAAP gross profit	$16,004	$11,216	$31,500	$22,342
GAAP gross margin	52.9%	45.4%	52.0%	45.6%
Non-GAAP adjustments:
Depreciation	1,470	1,285	2,821	2,399
Intangibles amortization	88	88	176	176
Stock-based compensation	218	121	406	208
Adjusted gross profit	$17,780	$12,710	$34,903	$25,125
Adjusted gross margin	58.7%	51.5%	57.6%	51.3%

Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

GAAP net loss	$(7,369)	$(8,659)	$(16,272)	$(16,979)
Non-GAAP adjustments:
Depreciation and amortization	1,910	1,699	3,685	3,291
Stock-based compensation	1,830	1,723	4,065	2,919
Interest expense	1,155	1,092	2,294	1,870
Interest income and other	49	28	47	(4)
Provision for (benefit from) income taxes	(20)	12	(2)	39
Reversal of contingent sales tax liability (G&A)	—	(2,766)	—	(2,766)
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	(1,745)
Out of period adjustment for sales tax liability (G&A)	190	—	765	—
Adjusted EBITDA	$(2,255)	$(6,871)	$(5,418)	$(13,375)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

GAAP net loss	$(7,369)	$(8,659)	$(16,272)	$(16,979)
Non-GAAP adjustments:
Stock-based compensation	1,830	1,723	4,065	2,919
Intangibles amortization	128	128	256	256
Non-cash interest expense	87	78	171	129
Reversal of contingent sales tax liability (G&A)	—	(2,766)	—	(2,766)
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	(1,745)
Out of period adjustment for sales tax liability (G&A)	190	—	765	—
Non-GAAP net loss	$(5,134)	$(9,496)	$(11,015)	$(18,186)
Non-GAAP net loss per share:
Basic and diluted	$(0.10)	$(0.20)	$(0.22)	$(0.69)
Shares used in computing non-GAAP net loss per share:
Basic and diluted	49,980	46,898	49,708	26,367

Summary of Stock-Based Compensation, Depreciation and Intangibles Amortization
(Unaudited, in thousands)

	Three Months Ended
	June 30, 2015			June 30, 2014
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$218	$1,470	$88	$121	$1,285	$88
Research and development	340	102	—	471	50	—
Sales and marketing	458	23	28	368	20	28
General and administrative	814	187	12	763	216	12
Total	$1,830	$1,782	$128	$1,723	$1,571	$128

	Six Months Ended
	June 30, 2015			June 30, 2014
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$406	$2,821	$176	$208	$2,399	$176
Research and development	914	189	—	821	96	—
Sales and marketing	982	44	56	694	40	56
General and administrative	1,763	375	24	1,196	500	24
Total	$4,065	$3,429	$256	$2,919	$3,035	$256

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	September 30, 2015		December 31, 2015
	Low	High	Low	High

GAAP net loss	$(8,246)	$(9,246)	$(31,073)	$(33,073)
Non-GAAP adjustments:
Stock-based compensation	1,930	1,930	7,948	7,948
Intangibles amortization	128	128	512	512
Non-cash interest expense	88	88	348	348
Out of period adjustment for sales tax liability (G&A)	—	—	765	765
Non-GAAP net loss	$(6,100)	$(7,100)	$(21,500)	$(23,500)

GAAP net loss per share, basic and diluted	$(0.16)	$(0.18)	$(0.62)	$(0.66)
Non-GAAP net loss per share, basic and diluted	$(0.12)	$(0.14)	$(0.43)	$(0.47)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	50,300	50,300	50,100	50,100

Investor Relations Contact:

Barry Zwarenstein
Chief Financial Officer
Five9, Inc.
925-201-2000 ext. 5959
IR@five9.com

Lisa Laukkanen
The Blueshirt Group for Five9, Inc.
415-217-4967
Lisa@blueshirtgroup.com

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